SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2006 (January 23, 2006)

Toys “R” Us, Inc.

(Exact name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Juris diction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Geoffrey Way

Wayne, New Jersey 07470

(Address of principal executive offices)

Registrant’s telephone number, including area of service (973) 617-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure.

In its Current Report on Form 8-K dated January 17, 2006 (the “January 17th 8-K”), Toys “R” Us, Inc. (the Company”) reported that on January 16, 2006, Toys “R” Us Limited (“Toys Limited”) and Toys “R” Us Properties (UK) Limited (“Toys Properties”), two indirect subsidiaries of the Company, together with Vanwall Finance PLC (the “Issuer”), a special purpose vehicle incorporated under the laws of England and Wales, commenced marketing outside of the United States of an offering of multiple classes of commercial mortgage backed floating rate notes (the “Notes”). The Issuer will utilize the majority of the proceeds of the issue of Notes to fund an initial senior secured loan to Toys Properties, who will use the proceeds of the senior loan, together with the proceeds of a junior loan and subordinated inter-company debt, to purchase by way of an inter-company transfer and then lease back 29 stores and one distribution center from Toys Limited and Toys “R” Us Properties Limited, an indirect subsidiary of the Company. See the January 17th 8-K for further information regarding these transactions, which are expected to close in early February 2006.

The Notes have not been, and will not be, registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

In connection with the above-mentioned transaction, a preliminary offering circular containing the audited statutory accounts of Toys Limited as of and for the 52 weeks ended February 2, 2002, February 1, 2003, January 31, 2004 and January 29, 2005 was distributed to investors outside of the United States. The audited statutory accounts have been prepared in conformity with U.K. GAAP. The statutory accounts included in the preliminary offering circular are furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K contains “forward looking” statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created thereby. All statements herein that are not historical facts, including statements about our beliefs or expectations, are forward-looking statements. We generally identify these statements by words or phrases, such as “project,” “anticipate,” “estimate,” “plan,” “expect,” “believe,” “intend,” “foresee,” “will,” “may,” and similar words or phrases. These statements discuss, among other things, the expected timing of the above-mentioned transactions. These statements are subject to risks, uncertainties, and other factors, including, among others, risks, uncertainties and factors set forth in our reports and documents filed with the United States Securities and Exchange Commission (which reports and documents should be read in conjunction with this Current Report on Form 8-K). We believe that all forward-looking statements are based on reasonable assumptions when made; however, we caution that it is impossible to predict actual results or outcomes or the effects of risks, uncertainties or other factors on anticipated results or outcomes and that, accordingly, one should not place undue reliance on these statements. Forward-looking statements speak only as of the date they were made, and we undertake no obligation to update these statements in light of subsequent events or developments. Actual results and outcomes may differ materially from anticipated results or outcomes discussed in any forward-looking statement.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit Description
99.1	Audited Statutory Accounts of Toys “R” Us Limited.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TOYS “R” US, INC.
(Registrant)

Date: January 25, 2006	By:	/s/ Raymond L. Arthur
Name: Raymond L. Arthur
Title: Executive Vice President–Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Audited Statutory Accounts of Toys “R” Us Limited.